                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                 March 30, 2004
                Date of Report (Date of earliest event reported)



                           WILSHIRE ENTERPRISES, INC.
             (Exact name of Registrant as specified in its charter)


        Delaware                        1-4673            84-0513668
(State or other jurisdiction of    (Commission File       (IRS Employer
incorporation or organization)          Number)           Identification No.)


921 Bergen Avenue, Jersey City, New Jersey                07306
(Address of principal executive offices)                  (Zip Code)


(Registrant's telephone number, including area code)       (201) 420-2796

ITEM 5.     Other Events and Regulation FD Disclosure

            As previously reported in its Quarterly Report on Form 10-Q for the quarter ended March 31, 2004, the Company recently disposed of certain material assets.

            On April 8, 2004 the Company announced that it had consummated the sale of its Canadian oil and gas business to Addison Energy Inc., a wholly owned subsidiary of Exco Resources, Inc. for $15 million in gross proceeds. On April 23, 2004 the Company announced that it had consummated the sale of its United States oil and gas business to Crow Creek Energy LLC, a Tulsa, Oklahoma based privately held portfolio company of Natural Gas Partners of Dallas, Texas, for $13.3 million in gross proceeds of which $600,000 has been placed in escrow to allow for any potential post closing adjustments.

            On March 30, 2004 the Company consummated the sale of eleven real estate properties in New Jersey for gross proceeds of $11 million and a net book gain, after taxes, of approximately $3.0 million.

            This Form 8-K is being filed to provide certain additional pro forma financial information with respect to such dispositions.


ITEM 7.     Financial Statements and Exhibits

            b. Pro Forma financial information.

                                    SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Dated:  May 27, 2004                           WILSHIRE ENTERPRISES, INC.
                                               (Registrant)



                                               By:  /s/ Philip G. Kupperman.
                                                    ------------------------
                                                    Philip G. Kupperman.
                                                    President and
                                                    Chief Financial Officer

                    UNAUDITED PRO FORMA FINANCIAL STATEMENTS

                                  INTRODUCTION

         The unaudited pro forma condensed statements of operations reflect the historical consolidated statements of operations of the Company as if the dispositions of the Company's Canadian and United States oil and gas business and the eleven properties in New Jersey had been consummated in the periods presented.

         The Pro Forma Unaudited Consolidated Balance Sheet reflects the historical consolidated balance sheet of the Company, giving effect to the dispositions of the Canadian and United States oil and gas business as if it had been consummated on March 31, 2004. The sale of the New Jersey properties was consummated in March 2004 and the effect of that sale was included in the Company's historic March 31, 2004 balance sheet.

         The Pro Forma Unaudited Consolidated Statement of Income for the period ended December 31, 2003 reflects the income for the period giving effect as if both the dispositions of the Canadian and United States oil and gas business and the sale of the New Jersey properties had been consummated as of December 31, 2003.

         The Pro Forma Unaudited Consolidated Statement of Income for the period ended March 31, 2004 reflects the income for the period giving effect as if the dispositions of the Canadian and United States oil and gas business had been consummated as of March 31, 2004. The sale of the New Jersey properties was consummated in March 2004 and the effect of that sale was already included in the Consolidated Statement of Income as of March 31, 2004.


         You should read this information in conjunction with the:

         o Accompanying notes to the unaudited pro forma condensed financial statements;

         o Historical financial statements of the Company as of and for the year ended December 31, 2003 included in the Company's Annual Report on Form 10-K for such year.

         o Historical unaudited financial statements of the Company as of and for the three months ended March 31, 2004 included in the Company's Quarterly Report on Form 10-K for such quarter.


         The unaudited pro forma condensed financial information is presented for informational purposes only. The pro forma information is not necessarily indicative of what the financial position or results of operations of the Company would have actually been had the dispositions occurred on March 31, 2004 or December 31, 2003. In addition, the unaudited pro forma condensed financial information does not purport to project the future financial position or results of operations of the Company.

                           WILSHIRE ENTERPRISES, INC.
                 PRO FORMA UNAUDITED CONSOLIDATED BALANCE SHEET
                              AS OF MARCH 31, 2004

                                      ASSETS
                                                                                                Pro Forma              Pro Forma
                                                                           As Reported         Adjustments              Balances
CURRENT ASSETS
              Cash and cash equivalents                                         $ 11,489,000    26,164,234  [a]       $ 37,653,234
              Restricted cash                                                        184,000       600,000  [a]            784,000
              Marketable securities, available-for-sale, at fair value             2,070,000                             2,070,000
              Accounts receivable net of allowances of $65,000                     1,357,000                             1,357,000
              Prepaid expenses and other current assets                            2,057,000                             2,057,000
                                                                          -------------------                   -------------------
                          Total current assets                                    17,157,000                            43,921,234
                                                                          -------------------                   -------------------
NONCURRENT ASSETS
              Mortgage notes receivable                                            1,850,000                             1,850,000
              Other noncurrent                                                       865,000                               865,000
PROPERTY AND EQUIPMENT                                                                                                           -
              Oil and gas properties - Held for sale                             143,298,000  (143,298,000) [b]                  -
              Real estate properties                                              54,414,000                            54,414,000
              Real estate properties- Held for sale                                9,456,000        (9,800) [b]          9,446,200
                                                                          -------------------                   -------------------
                                                                                 207,168,000                            63,860,200
              Less:
              Accumulated depreciation and amortization                           15,246,000                            15,246,000
              Accumulated depreciation and amortization -
              Property held for sale                                             117,207,000  (116,735,308) [b]            471,692
                                                                          -------------------                   -------------------
                                                                                  74,715,000                            48,142,508
                                                                          -------------------                   -------------------
TOTAL ASSETS                                                                    $ 94,587,000                          $ 94,778,742
                                                                          ===================                   ===================


                          LIABILITIES AND SHAREHOLDERS' EQUITY

CURRENT LIABILITIES
              Current portion of long-term debt                                    $ 737,000                               737,000
              Accounts payable                                                     1,921,000                             1,921,000
              Income taxes payable                                                 1,134,000                             1,134,000
              Deferred income taxes                                               10,522,000      (174,000) [c]         10,348,000
              Accrued liabilities                                                  1,721,000      (243,258) [d]          1,477,742
              Deferred income                                                        570,000                               570,000
              Current liabilities associated with
                discontinued operations                                            1,771,000    (1,411,000) [e]            360,000
                                                                          -------------------
                          Total current liabilities                               18,376,000                            16,547,742
NONCURRENT LIABILITIES
              Long-term debt, less current portion                                47,247,000                            47,247,000
              Deferred income taxes                                                1,402,000                             1,402,000
              Deferred income                                                        655,000                               655,000
              Other long-term liabilities                                            224,000                               224,000
                                                                          -------------------                   -------------------
                          Total liabilities                                       67,904,000                            66,075,742
                                                                          -------------------                   -------------------
COMMITMENTS AND CONTINGENCIES
SHAREHOLDERS' EQUITY
              Preferred stock, $1 par value, 1,000,000 shares
                   authorized; none issued and outstanding                                 -                                     -
              Common stock, $1 par value, 15,000,000 shares                                                                      -
                    authorized; issued 10,013,544 shares                          10,014,000                            10,014,000
              Capital in excess of par value                                       9,029,000                             9,029,000
              Treasury stock 2,210,713                                           (10,355,000)                          (10,355,000)
              Retained Earnings                                                   19,866,000                            19,866,000
              Accumulated other comprehensive loss                                (1,871,000)    2,020,000  [f]            149,000
                                                                          -------------------                   -------------------
                          Total shareholders' equity                              26,683,000                            28,703,000
                                                                          -------------------                   -------------------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                                   $ 94,587,000.00                          $ 94,778,742
                                                                          ===================                   ===================

[a] Record total proceeds received from sale of US and Canadian oil and gas properties; $600,000 held in escrow pending potential US post-closing adjustments
[b] To reflect sale of oil and gas properties
[c] Reduction in taxes resulting from $400,000 purchase price adjustment at closing
[d] Reduction primarily due to liabilities assumed by purchaser
[e] Canadian revolver demand loan paid off at closing
[f] Cumulative Foreign Currency Translation Adjustment recognized upon sale

                           WILSHIRE ENTERPRISES, INC.
              PRO FORMA UNAUDITED CONSOLIDATED STATEMENT OF INCOME
                  For the twelve months ended December 31, 2003


                                                                                              Pro Forma             Pro Forma
                                                                            As Reported      Adjustments             Balance
                                                                          ---------------                        ---------------

Revenues
    Real estate                                                           $   12,137,000                         $   12,137,000
                                                                          --------------                         --------------
       Total revenues                                                         12,137,000                             12,137,000
                                                                          --------------                         --------------
Cost and Expenses
     Real estate operating expenses                                            7,303,000                              7,303,000
     Depreciation and amortization                                             2,443,000                              2,443,000
     General and administrative                                                2,283,000                              2,283,000
                                                                          --------------                         --------------
          Total costs and expenses                                            12,029,000                             12,029,000
                                                                          --------------                         --------------
Income from Operations                                                           108,000                                108,000
Other Income
    Dividend and interest income                                                 743,000                                743,000
    Gain on sale of securities                                                 2,621,000                              2,621,000
    Insurance proceeds                                                         1,000,000                              1,000,000
    Other Income (expense)                                                       183,000                                183,000
Interest Expense                                                              -3,955,000                             -3,955,000
                                                                          --------------                         --------------
           Income (loss) before provision for income taxes                       700,000                                700,000
Provision (Benefit) for Income Taxes                                            -208,000                               -208,000
                                                                          --------------                         --------------
Net Income (loss) from Continuing Operations                                     908,000                                908,000
Discontinued Operations -  Real Estate, Net of Taxes
          Loss from operations                                                  -200,000                               -200,000
          Gain from sales                                                      1,097,000       3,036,000  [a]         4,133,000
Discontinued Operations - Oil & Gas, Net of Taxes                             -3,178,000        (564,000) [b]        -3,742,000
                                                                          --------------                         --------------
Net Income                                                                   ($1,373,000)                        $    1,099,000
                                                                          ==============                         ==============
Basic earnings per share:
            Earnings (loss) from continuing operations                             $0.12                                  $0.12
            Earnings from discontinued operations                                  -0.29                                   0.02
                                                                          ---------------                        ---------------
            Net earnings applicable to common stockholders                        ($0.17)                                 $0.14
                                                                          ==============                         ===============
Diluted earnings per share:
           Earnings (loss) from continuing operations                              $0.12                                  $0.12
           Earnings from discontinued operations                                   -0.29                                   0.02
                                                                          --------------                         ---------------
           Net earnings applicable to common stockholders                         ($0.17)                                 $0.14
                                                                          ==============                         ===============


[a] To reflect gain on sale of eleven real estate properties that closed on March 31, 2004

[b] To record excess carrying value of oil and gas properties due mostly from a negative change in the Cumulative Foreign Currency Translation Adjustment and a subsequent purchase price adjustment from the original estimated sales price.

                           WILSHIRE ENTERPRISES, INC.
              PRO FORMA UNAUDITED CONSOLIDATED STATEMENT OF INCOME
                    For the three months ended March 31, 2004


                                                                                                Pro Forma          Pro Forma
                                                                            As Reported        Adjustments          Balance
                                                                          ---------------                        ---------------

Revenues
    Real estate                                                           $     3,037,000                        $     3,037,000
                                                                          ---------------                        ---------------
       Total revenues                                                           3,037,000                              3,037,000
                                                                          ---------------                        ---------------
Cost and Expenses
     Real estate operating expenses                                             1,763,000                              1,763,000
     Depreciation and amortization                                                542,000                                542,000
     General and administrative                                                   329,000                                329,000
                                                                          ---------------                        ---------------
          Total costs and expenses                                              2,634,000                              2,634,000
                                                                          ---------------                        ---------------
Income from Operations                                                            403,000                                403,000
Other Income
    Dividend and interest income                                                  194,000                                194,000
    Other Income (expense)                                                         53,000                                 53,000

Interest Expense                                                                 -763,000                               -763,000
                                                                          ---------------                        ---------------
           Income (loss) before provision for income taxes                       -113,000                               -113,000
Provision (Benefit) for Income Taxes                                              -54,000                                -54,000
                                                                          ---------------                        ---------------
Net Income (loss) from Continuing Operations                                      -59,000                                -59,000
Discontinued Operations -  Real Estate, Net of Taxes
          Loss from operations                                                   -121,000                               -121,000
          Gain from sales                                                       3,036,000                              3,036,000
Discontinued Operations - Oil & Gas, Net of Taxes                                -257,000                               -257,000
                                                                          ---------------                        ---------------
Net Income                                                                $     2,599,000                        $     2,599,000
                                                                          ===============                        ===============
Basic earnings per share:
            Earnings (loss) from continuing operations                             ($0.01)                                ($0.01)
            Earnings from discontinued operations                                    0.34                                   0.34
                                                                          ---------------                        ---------------
            Net earnings applicable to common stockholders                          $0.33                                  $0.33
                                                                          ===============                        ===============
Diluted earnings per share:
           Earnings (loss) from continuing operations                              $(0.01)                                $(0.01)
           Earnings from discontinued operations                                     0.34                                   0.34
                                                                          ---------------                        ---------------
           Net earnings applicable to common stockholders                           $0.33                                  $0.33
                                                                          ===============                        ===============